UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2016
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Edge Therapeutics, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware	001-37568	26-4231384
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation or Organization)	File Number)	Identification No.)

200 Connell Drive, Suite 1600
Berkeley Heights, NJ 07922 (800) 208-3343
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On August 3, 2016, Edge Therapeutics, Inc. issued a press release announcing its financial results for the three months ended June 30, 2016. A copy of that press release and the financial schedules attached thereto is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Current Report on Form 8-K is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The information in this Item 2.02, as well as Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits

Exhibit
Number	Description

99.1	Press release dated August 3, 2016 announcing financial results for the three months ended June 30, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2016	Edge Therapeutics, Inc.

	By:	/s/ Andrew J. Einhorn
		Name:	Andrew J. Einhorn
		Title:	Chief Financial Officer

Exhibit Index

Exhibit
Number	Description

99.1	Press release dated August 3, 2016 announcing financial results for the three months ended June 30, 2016.